UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibit include forward-looking statements. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and Southern California Edison Company. Edison International and Southern California Edison Company have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and Southern California Edison Company's combined Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q.

Item 7.01	Regulation FD Disclosure

On January 10, 2018, Southern California Edison Company, San Diego Gas & Electric Co., the Alliance for Nuclear Responsibility, the California Large Energy Consumers Association, California State University, Citizens Oversight, the Coalition of California Utility Employees, the Direct Access Customer Coalition, Ruth Henricks, The Office of Ratepayer Advocates, The Utility Reform Network, and Women’s Energy Matters (together, the “Parties”) sent an email to the Administrative Law Judge presiding over the San Onofre Order Instituting Investigation advising that they have continued their mediated settlement discussions and anticipate serving a notice of settlement conference within 15 days. Under rules of the CPUC, prior to signing any settlement, the settling parties must provide at least seven days advance notice and convene at least one conference for the purpose of providing all parties with the opportunity to discuss settlements in the proceeding. Any such settlement conference is confidential and limited to the parties in the proceeding and their representatives.
None of the Parties is required to sign any settlement agreement and may not do so prior to the settlement conference. If a settlement agreement is signed following the conference, then it may be disclosed. However, under the CPUC’s rules it will remain subject to CPUC approval and may not be effectuated without such approval. Such approval is subject to the discretion of the CPUC. Under CPUC rules, if a motion for settlement is filed, then the settlement will be subject to a period for comments from other parties to the proceeding. Were material factual issues to be contested, or if the CPUC otherwise chose to do so, there would be an evidentiary hearing on the merits of any settlement proposal prior to a final CPUC decision, and final decisions of the CPUC may be subject to appeal. There is no assurance that a settlement agreement will be signed, or if it is signed that it will be approved by the CPUC. Furthermore, even if a settlement agreement is signed, Southern California Edison Company cannot predict when the CPUC will reach a decision about its approval or disapproval. Under the CPUC’s rules, the terms discussed by the Parties are confidential and may not be disclosed outside the negotiations without the consent of all Parties participating in the negotiations. Consequently, except for discussions at the confidential settlement conference, the settlement terms discussed by the Parties will be maintained as confidential unless the Parties mutually agree to publicly release the terms or unless and until a formal settlement agreement has been signed, as to which no assurance can be given.
The email to the Administrative Law Judge is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Email of Parties dated January 10, 2018

Limitation on Incorporation by Reference
The information furnished in Item 7.01 and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the information in Item 7.01 or the Exhibit by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: January 10, 2018

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: January 10, 2018